UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2025

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9330 Zionsville Road,

Indianapolis, Indiana 46268

974 Centre Road,

Wilmington, Delaware 19805

(Address of principal executive offices)(Zip Code)

(833) 267-8382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 26, 2025, Corteva, Inc. (the “Company”) announced Cornel Fuerer, senior vice president, chief legal and public affairs officer, notified the Company on August 21, 2025 of his intent to retire as executive officer effective September 15, 2025. Jennifer A. Johnson, age 50, will become senior vice president, chief legal officer, effective September 15, 2025. Mr. Fuerer will retain oversight of the Company’s public affairs function and continue as corporate secretary, transitioning these responsibilities to Dr. Johnson before the end of 2025. Mr. Fuerer will continue to serve as a strategic advisor to the Company until sometime in 2026.

Dr. Johnson served as the executive vice president, general counsel and corporate secretary of International Flavors & Fragrances Inc. (“IFF”) from February 2021 to May 2025. Prior to joining IFF, Dr. Johnson held various roles at DuPont de Nemours, Inc. and its predecessor companies (“DuPont”), where she was associate general counsel for the nutrition and bioscience business from 2019 to February 2021. During her career at DuPont, she held various legal leadership roles supporting its commercial and intellectual property teams, including with the Company’s seed business. Prior to joining DuPont in 2013, Dr. Johnson was a partner at the global intellectual property law firm, Finnegan, Henderson, Farabow, Garrett & Dunner, L.L.P. Dr. Johnson earned a Ph.D. in plant biology and a bachelor of science degree in genetics and plant biology from the University of California, Berkeley, and a juris doctorate from the University of Washington.

There are no family relationships between Dr. Johnson and any of the Company’s directors or executive officers, and there are no transactions involving Dr. Johnson requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

The Company issued a news release on August 26, 2025, announcing Mr. Fuerer’s retirement and the appointment of Dr. Johnson. A copy of this news release is furnished as Exhibit 99.1. The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, “Regulation FD Disclosure”.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated August 26, 2025, announcing succession plans for senior vice president, chief legal and public affairs

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

/s/ Brian J. Titus
Brian J. Titus
Vice President and Controller

August 26, 2025